Vanguard Trustees’ Equity Fund

Supplement Dated February 21, 2025, to the Statement of Additional Information Dated February 27, 2024
Statement of Additional Information Text Changes
In the Management of the Fund(s) section under Portfolio Holdings Disclosure Policies and Procedures, the first sentence of the first paragraph under “Online Disclosure of Complete Portfolio Holdings” is replaced with the following:
Actively managed equity funds, unless otherwise stated, generally will seek to disclose complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, 30 calendar days after the end of the calendar quarter. Actively managed fixed income funds will seek to disclose complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month.
In addition, the following sentence is added to the end of the first paragraph under “Online Disclosure of Complete Portfolio Holdings”:
Vanguard Diversified Equity Fund will seek to disclose complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month.
Also, in the Management of the Fund(s) section under Portfolio Holdings Disclosure Policies and Procedures, the subsection “Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trade Restrictions” is revised to remove Innovation Printing & Communications and Intelligencer Printing Company as Service Providers. Within the same subsection, Confluence Technology Inc.; Intellicor, LLC; Phoenix Lithographing Corporation; and Schvey, Inc. d/b/a Axoni are added as Service Providers.
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SAI 046B 022025